Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into July 1, 2024 by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland Corporation (the “Company”), the Guarantors (as defined below) and J.P. Morgan Securities LLC, Mizuho Securities USA LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, in their capacity as representatives (the “Representatives”) of the several initial purchasers set forth in the Purchase Agreement (together with the Representative, the “Initial Purchasers”).

This Agreement is made pursuant to the Purchase Agreement, dated June 24, 2024 (the “Purchase Agreement”), by and among the Company as issuer, the Guarantors, U.S. Bank Trust Company, National Association (the “Trustee”) and the Initial Purchasers, which provides for, among other things, the sale to the Initial Purchasers of $700 million aggregate principal amount of 6.375% Green Senior Unsecured Notes due 2034 (the “Notes”). The Guarantors will, subject to termination and release in certain circumstances, jointly and severally, unconditionally guarantee on a senior unsecured basis, the obligations of the Company, including the due and punctual payment of interest on the Notes (the “Guarantees”).

In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Deadline” shall have the meaning set forth in Section 2(a) hereof.

“Exchange Notes” shall mean notes containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest was paid, June 24, 2024, (ii) such Exchange Notes will not contain restrictions on transfer, and (iii) such Exchange Notes are not entitled to the additional interest specified in Section 2(d) below) and corresponding Guarantees to be offered to Holders of Notes in exchange for Notes and corresponding Guarantees pursuant to the Exchange Offer.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and all material incorporated by reference therein.

“Free Writing Prospectus” shall mean each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the Exchange Notes or the Registrable Notes.

“Guarantees” shall have the meaning set forth in the preamble.

“Guarantors” shall initially mean each of Hannon Armstrong Sustainable Infrastructure L.P. (the “Operating Partnership”), Hannon Armstrong Capital, LLC (“HAC”), HAT Holdings I LLC (“HAT I”), HAT Holdings II LLC (“HAT II”), HAC Holdings I LLC (“HAC I”), and HAC Holdings II LLC (“HAC II”).

“Holder” shall mean the Initial Purchasers, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holder” shall include Participating Broker-Dealers (as defined in Section 4(a)).

“Indenture” shall mean the Indenture dated as of July 1, 2024 by and among the Company, the Guarantors and the Trustee, as many be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Issuance Date” shall mean July 1, 2024.

“Issuer Information” shall mean material information about the Company or the Notes that has been provided by or on behalf of the Company.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders of Registrable Notes if such subsequent Holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

“Notes” shall have the meaning set forth in the preamble.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Notes” shall mean the Notes and corresponding Guarantees; provided, however, that the Notes and corresponding Guarantees shall cease to be Registrable Notes (i) if such Notes are afforded the opportunity to be exchanged for Exchange Notes in an Exchange Offer that complies with Section 2(a) hereof, (ii) when a Registration Statement with respect to such Notes and corresponding Guarantees shall have been declared effective under the Securities Act and either (A) such Notes and corresponding Guarantees shall have been exchanged or disposed of pursuant to such Registration Statement or (B) a period of one year has elapsed following such effectiveness, (iii) when such Notes and corresponding Guarantees have been sold pursuant to Rule 144 (but not Rule 144A) under the Securities Act or (iv) when such Notes and corresponding Guarantees shall have otherwise ceased to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, if applicable, (v) the fees and disbursements of counsel for the Company and the

Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (vi) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Notes on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and all material incorporated by reference therein.

“TIA” shall have the meaning set forth in Section 3(l) hereof.

“Underwriter” shall have the meaning set forth in Section 3 hereof.

“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Registrable Notes are sold to an Underwriter for reoffering to the public.

2.	Registration Under the Securities Act.

(a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC and subject to the condition set forth in Section 2(b), the Company and the Guarantors shall use their commercially reasonable efforts to cause to be filed an Exchange Offer Registration Statement following the Issuance Date covering the offer by the Company and the Guarantors to the Holders who are not prohibited by any law or policy of the SEC, or applicable interpretation of the Staff of the SEC, from participating in the Exchange

Offer to exchange all of the Registrable Notes for Exchange Notes, to cause the Exchange Offer Registration Statement to be declared or otherwise become effective and to have the Exchange Offer Registration Statement remain effective until the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC. The Company and the Guarantors shall keep the exchange offer open for not less than 20 business days after the date the notice referred to below is mailed to the Holders, and the Exchange Deadline shall not be extended because of this requirement. The Company and the Guarantors shall use their commercially reasonable efforts to have the Exchange Offer consummated not later than the 365th day after the Issuance Date (or, if the last day of such 365-day period is not a business day, the first business day thereafter) (the “Exchange Deadline”). The Company and the Guarantors shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder, through DTC or otherwise, stating in such Prospectus or accompanying documents, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered and not withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (such dates, the “Exchange Dates”);

(iii) that any Registrable Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

(iv) that Holders electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

(v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Registrable Notes exchanged.

As soon as practicable after the last Exchange Date for the Exchange Offer, the Company and the Guarantors shall:

(i) accept for exchange Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Note equal in principal amount to the principal amount of the Registrable

Notes surrendered by such Holder; provided that if any of the Registrable Notes are in book-entry form, the Company shall, in cooperation with the Trustee, effect the exchange of Registrable Notes in accordance with applicable book-entry procedures.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. Except as set forth in Section 2(b), the Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall inform the Initial Purchasers of the names and addresses known to the Company (including through DTC) of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

If the Company effects the Exchange Offer, the Company and the Guarantors shall be entitled to close the Exchange Offer twenty (20) business days after such commencement (provided that the Company has accepted all the Notes and corresponding Guarantees theretofore validly tendered and not withdrawn in accordance with the terms of the Exchange Offer).

Each Holder participating in the Exchange Offer shall be required to represent to the Company and the Guarantors in writing that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Notes and corresponding Guarantees or the Exchange Notes, (iii) such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, (iv) if such Holder is not a broker dealer, that it is not engaged in and does not intend to engage in, the distribution of the Exchange Notes and (v) if such Holder is a broker dealer, that it will receive Exchange Notes for its own account in exchange for Notes and corresponding Guarantees that were acquired as a result of market making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with the resale of such Exchange Notes.

All of any Guarantor’s obligations under this Agreement will automatically and permanently terminate and such Guarantor will be automatically and permanently released from all of its obligations under this Agreement in the event that such Guarantor’s Guarantee of the Notes is terminated and released pursuant to the Indenture and no corresponding guarantee will be offered to Holders of Notes in and Exchange Offer in exchange for any such Guarantee that has been permanently terminated and released and the offer and sale of such Guarantee will not otherwise be included in any registration statement pursuant to this Agreement.

(b) In the event that the Company and the Guarantors determine (1) that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated by the Exchange Deadline because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (2) the issuance of the Exchange Notes would cause the Company to be required to become registered as an investment company under the United States Investment Company Act of 1940, as amended, or (3) the Initial Purchasers so request with respect to Registrable Notes that have, or that are reasonably likely to be determined to have, the status of unsold allotments in the original distribution of the Notes held by Holders that are not affiliates of the Issuer or any of the Guarantors, then the Company and the Guarantors shall, in lieu of effecting the registration of Exchange Notes pursuant to an Exchange Offer Registration Statement and at no cost to the Holders, (i) as promptly as practicable, file with the SEC a shelf registration statement covering resales of the Registrable Notes (a “Shelf Registration Statement”), (ii) use their commercially reasonable efforts to cause the Shelf Registration Statement to be declared or otherwise become effective under the Securities Act by the Exchange Deadline and (iii) use their commercially reasonable efforts to keep continuously effective the Shelf Registration Statement for a period of one year after its effective date (or for such shorter period as shall end when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant thereto or may be freely sold pursuant to Rule 144 under the Securities Act). The Company and the Guarantors further agree to supplement or amend any the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for the Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and the Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) and Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Notes pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or otherwise becomes effective under SEC rules. If neither the Exchange Offer is consummated nor the Shelf Registration Statement is declared effective or otherwise becomes effective under SEC rules on or prior to the Exchange Deadline, then with respect to the first 90-day period immediately following the Exchange Deadline the interest rate on the Registrable Notes will be increased by 0.25% per annum effective as of the first day after the Exchange Deadline and will increase by an additional 0.25% per annum with respect to each subsequent 90-day period, but only until the Exchange Offer is consummated or the Shelf Registration Statement is declared or otherwise becomes effective under SEC rules. If the Shelf Registration Statement ceases to be available for more than 45 days during any three-month period or 120 days within any twelve-month period, during the period that it is required to be available pursuant to Section 2(b), the interest rate per annum borne by the Registrable Notes shall be increased by 0.25% for the first 90-day period from the 46th day or 121st day, as applicable, and will increase by an additional 0.25% per annum with respect to each subsequent 90-day period, until such time as the Shelf Registration

Statement again becomes available; provided that for the purpose of this sentence, the Shelf Registration Statement shall be deemed to have ceased to be available during:

(A)

any period in which the offering of Registrable Notes pursuant to the Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court;

(B)

the occurrence of any event or the existence of any fact, as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to which notice has been given by the Company pursuant to Section 3(i); or

(C)

the occurrence or existence of any pending corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement with respect to which notice has been given by the Company pursuant to Section 3(e).

(e) The maximum possible increase in the interest rate per annum on the Registrable Notes pursuant to Section 2(d) hereof, at any time, shall be 0.50%.

3.	Registration Procedures.

In connection with the obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall:

(a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period under this Agreement and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

(c) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(d) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus or Free Writing Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and the Company and the Guarantors consent to the use of such Prospectus, preliminary Prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Notes and any such Underwriters in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus, preliminary Prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(e) use their commercially reasonable efforts to register or qualify the Registrable Notes under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(f) notify counsel for the Representatives and, in the case of a Shelf Registration, notify each Holder of Registrable Notes who has provided contact information to the Company, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Shelf Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective and when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Shelf Registration Statement and related Prospectus or for material additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable

Notes covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of such Registrable Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in the Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in the Shelf Registration Statement or Prospectus in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, (vi) of the occurrence of (but not the nature of or details concerning) any event described in Section 2(d)(C) above and (vii) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(g) make every reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

(h) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of Notes representing Registrable Notes to be sold and not bearing any restrictive legends, and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Notes;

(j) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus or any Free Writing Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the Guarantors agree to notify the Holders to suspend use of the Prospectus or Free Writing Prospectus, as the case may be, as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company has amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be to correct such misstatement or omission;

(k) Within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus or any Free Writing Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus, any Free Writing Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or Free Writing Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus or Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object, except for any amendment or supplement or document (a copy of which has been previously furnished to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel)) which counsel to the Company and the Guarantors shall advise the Company in writing is required in order to comply with applicable law, the Initial Purchasers agree, and, by virtue of the acquisition of Registrable Notes, the Holders agree, that, if they receive timely notice and documents under this clause (j), they will not take actions or make objections under this clause (j) such that the Company is unable to comply with its obligations under Section 2(a) or Section 2(b) hereof;

(l) obtain a CUSIP number for each of the Exchange Notes or the Registrable Notes, as the case may be, not later than the effective date of a Registration Statement;

(m) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(n) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Notes, any Underwriter participating in any disposition pursuant to the Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided, however, that any records, information or documents that are reasonably designated by the Company or any Guarantor as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons, unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (subject to the requirements of such order, and only after such person shall have given the Company and the Guarantors prompt, and, if possible, at least 48 hours, prior written notice of such requirements so that the Company and the Guarantors, at their expense, may undertake appropriate action to prevent disclosure of such information or records; provided that, should it be determined their disclosure is required, such person will take all precautions in consultation with the Company and the Guarantors to preserve the confidentiality of such records, information or documents), (iii) disclosure of such records, information or documents is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement) or (iv) such records, information or documents become available to any such person from a source other than the Company and the Guarantors and that such person reasonably believes was entitled to disclose such records, information or documents to such person, and such sources is not subject to any contractual, legal, fiduciary or other obligation of confidentiality;

(o) if reasonably requested by any Holder of Registrable Notes covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company or any Guarantor has received notification of the matters to be incorporated in such filing; and

(p) at least up until the Exchange Deadline, use their commercially reasonable efforts to cause the Registrable Notes or the Exchange Notes, as the case may be, to continue to be rated by two nationally recognized statistical rating organizations (as such term is defined in Section 3(a)(62) under the Exchange Act);

(q) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Majority Holders of Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes pursuant to an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and the Underwriters of such Registrable Notes with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Majority Holders of Registrable Notes being sold and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Notes, covering the matters customarily covered in opinions requested in connection with underwritten firm commitment offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in such Registration Statement) addressed to each selling Holder and Underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten firm commitment offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Majority Holders of Registrable Notes being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Notes to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Notes as the Company and the Guarantors may from time to time reasonably request in writing. The Company and the Guarantors may exclude from such registrations the Registrable Note of any Holder who fails to furnish such information within 30 days after receiving such request. Each Holder further agrees, by acquisition of the Registrable Notes, to notify the Company and the Guarantors, within ten business days of a request from the Company or any Guarantor, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company and the Guarantors may assume that all of such Holder’s Registrable Notes were sold.

In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors (at the Company’s expense) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Company and the Guarantors shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when such Holders shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions may not exceed 45 days for each suspension and there may not be more than two suspensions in effect during any 365-day period.

The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering if requested by the Majority Holders of such Registrable Notes, the investment banker or investment bankers and manager or managers (such persons, the “Underwriters”) that will administer the offering will be selected by the Majority Holders of such Registrable Notes included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld).

4.	Participation of Broker-Dealers in Exchange Offer.

(a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of Section 4(a), notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

(i) the Company and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), (A) after the Participating Broker-Dealers shall have disposed of the Registrable Notes or (B) for a period exceeding 90 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company and the Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company and the Guarantors by the Initial Purchasers or with the reasonable request in writing to the Company and the Guarantors by one or more broker-dealers who certify to the Initial Purchasers and the Company and the Guarantors in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the shelf registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with the entity representing the Participating Broker-Dealers, which shall be Mizuho Securities USA LLC, unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “comfort” letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

(c) The Initial Purchasers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

5.	Indemnification and Contribution.

(a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, their respective directors, officers, employees, affiliates and agents, each Holder and each person who controls any Initial Purchaser or Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), any Free Writing Prospectus or any Issuer Information filed or required to be filed pursuant to Rule 433(d) under the Securities Act in each case, taken together with such Prospectus, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser or Holder specifically for inclusion therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, and dealers participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have.

(b) Each Holder severally, and not jointly, agrees to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, and each of their respective directors, officers and each person who controls the Company, the Guarantors, any Initial Purchaser and the other selling Holders within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each Initial Purchaser and Holder, but only with reference to written information relating to such Holder or any Initial Purchaser furnished to the Company by or on behalf of such Holder in writing specifically for inclusion in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent: (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include an admission of fault. Additionally, an indemnified party will not, without the prior written consent of the indemnifying parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnifying parties are actual or potential parties to such claim or action), but if settled, compromised or consented to with such consent or if there otherwise be a final judgment for the plaintiff, the indemnifying parties, jointly and severally, agree to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party severally agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Guarantors on the one hand or the Initial Purchasers and the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. The Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Notes of such Holder that were registered pursuant to a Registration Statement. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls an Initial Purchaser or Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Initial Purchaser or Holder shall have the same rights to contribution as such Initial Purchaser or Holder, and each person who controls the Company and the Guarantors within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company or any Guarantor or any Owner shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or any Guarantor, its officers or directors or any Person controlling the Company or any Guarantor, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

6.	Miscellaneous.

(a) No Inconsistent Agreements. The Company and the Guarantors have not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements. For the avoidance of doubt, nothing herein shall prevent the Company and the Guarantors from entering into any registration rights agreement with respect to any of the Company’s and the Guarantors issued or guaranteed and outstanding securities or any securities to be issued or guaranteed by the Company or the Guarantors from time to time.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company and the Guarantors by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk, Facsimile: (212) 834-6081; c/o Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Debt Capital Markets, Tel: (212) 205-7812; c/o BofA Securities, Inc., 114 West 47th Street, NY8-114-07-01, New York, New York 10036, Attention: High Grade Transaction Management/Legal, facsimile: 212-901-7881, email: dg.hg_ua_notices@bofa.com; c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, attention of General Counsel, facsimile: (646) 291-1469; and c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department, facsimile number: (212) 902-9316; and (ii) if to the Company and the Guarantors, at One Park Place, Suite 200, Annapolis, Maryland 21401, Attention: Office of the General Counsel, fax no. (410) 571-6199 (with such fax to be confirmed by telephone to (410) 571-9860), notice of which is given in accordance with the provisions of this Section 6(c).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company and the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Purchases and Sales of Notes. The Company and the Guarantors shall not, and shall use their commercially reasonable efforts to cause their respective affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Notes or corresponding Guarantees prior to the consummation of the Exchange Offer or a Shelf Registration Statement being declared or otherwise becomes effective.

(f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the applicable agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent the Initial Purchasers deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

(g) Jurisdiction. The Company and the Guarantors agree that any suit, action or proceeding against the Company or any Guarantor brought by any Initial Purchaser, the directors, officers, employees and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Guarantors hereby appoint CSC: Corporation Service Company, 80 State Street, Albany, NY 12207-2543 as their authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein that may be instituted in any State or U.S. federal court in The City of New York and County of New York, by any Initial Purchaser, the directors, officers, employees, Affiliates and agents of any Initial Purchaser, or by any person who controls any Initial Purchaser, and expressly accepts the exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and the Guarantors hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Guarantors agree to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Guarantors.

(h) Waiver of Immunity. To the extent that the Company or any Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company and the Guarantors hereby irrevocably waive and agree not to plead or claim such immunity in respect of its obligations under this Agreement.

(i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k) Governing Law. This Agreement shall be governed by the laws of the State of New York.

(l) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Chief Financial Officer and
Executive Vice President

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE, L.P.

By: Hannon Armstrong Sustainable
Infrastructure Capital, Inc.,
its general partner

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Chief Financial Officer and
Executive Vice President

HANNON ARMSTRONG CAPITAL, LLC

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Chief Financial Officer and
Executive Vice President

HAT HOLDINGS II LLC

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Chief Financial Officer and
Executive Vice President

Registration Rights Agreement Signature Page

HAT HOLDINGS I LLC

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Executive Vice President

HAC HOLDINGS II LLC

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Executive Vice President

HAC HOLDINGS I LLC

By:	/s/ Marc Pangburn
Name:	Marc Pangburn
Title:	Executive Vice President

Registration Rights Agreement Signature Page

Confirmed and accepted as of
the date first above written:

J.P. MORGAN SECURITIES LLC

By:	/s/ Stephen L. Sheiner
Name:	Stephen L. Sheiner
Title:	Executive Director

MIZUHO SECURITIES USA LLC

By:	/s/ Stephen E. Leamer
Name:	Stephen E. Leamer
Title:	Managing Director

BOFA SECURITIES, INC.

By:	/s/ Patrick Boultinghouse
Name:	Patrick Boultinghouse
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
Name:	Adam D. Bordner
Title:	Managing Director

GOLDMAN SACHS & CO. LLC

By:	/s/ George Graf von Waldersee
Name:	George Graf von Waldersee
Title:	Managing Director

As representatives of the several Initial Purchasers.

Registration Rights Agreement Signature Page